Exhibit 99.1

Advance Auto Parts Announces Preliminary Second Quarter 2025 Financial Highlights

RALEIGH, N.C. (July 24, 2025) – Advance Auto Parts, Inc. (NYSE: AAP), a leading automotive aftermarket parts provider in North America that serves both professional installer and do-it-yourself customers (“Advance” or the “Company”), announced preliminary second quarter 2025 financial highlights.

“Our team remains focused on implementing our strategic initiatives to improve business performance. We are pleased to share preliminary second-quarter financial results, which align with the upper range of our expectations, demonstrating progress in our turnaround efforts,” said Shane O’Kelly, president and chief executive officer. “Today, we are announcing proactive debt financing transactions, aimed at preserving financial flexibility for the business as we continue to execute our initiatives.”

“We are working closely with our banking partners to establish a revised debt financing structure that we believe serves as a bridge toward re-attainment of an investment grade credit rating in the future,” said Ryan Grimsland, executive vice president and chief financial officer. “As we navigate the dynamic macro-economic environment, the additional liquidity generated from our financing plans will support the new asset-backed revolving loan facility and commitments under the supply chain financing program utilized by our vendors. We believe that our revised debt structure will position us to maintain continued access to this program while providing us the optionality to optimize the program for the long-term.”

Preliminary Second Quarter 2025 Financial Highlights

Based on preliminary unaudited financials for the second quarter ended July 12, 2025, the Company expects to report the following:

•	Net sales: $1.98 billion to $2.00 billion

•	Year-over-year comparable store sales percent change: 0.0% to +0.1%

•	Adjusted operating income margin(1): 2.8% to 3.0%

The Company expects to report financial results for the second quarter ended July 12, 2025 before the market opens on Thursday, August 14, 2025.

About Advance Auto Parts

Advance Auto Parts, Inc. is a leading automotive aftermarket parts provider that serves both professional installers and do-it-yourself customers. As of April 19, 2025, Advance operated 4,285 stores primarily within the United States, with additional locations in Canada, Puerto Rico, and the U.S. Virgin Islands. The company also served 881 independently owned Carquest branded stores across these locations in addition to Mexico and various Caribbean islands. Additional information about Advance, including employment opportunities, customer services, and online shopping for parts, accessories and other offerings can be found at www.AdvanceAutoParts.com.

[1]

Adjusted operating income margin is a non-GAAP measure. For a better understanding of the Company’s non-GAAP adjustments, refer to the reconciliation of non-GAAP financial measures in the company’s periodic reports filed with the SEC. The Company is not able to provide a reconciliation of this forward-looking non-GAAP measure because it is unable to predict with reasonable accuracy the value of certain adjustments and as a result, the comparable GAAP measure is unavailable without unreasonable efforts.

Forward-Looking Statements

This press release provides a preliminary view of management’s current plans and intentions relating to the Company’ capital structure and debt financing arrangements. These plans and intentions are subject to change and the Company can provide no assurances that the Company will successfully negotiate and complete the entry into the asset-backed revolving loan facility or the other potential arrangements or transactions described or implied in this disclosure.

In addition, the preliminary second quarter 2025 financial highlights presented in this press release are derived from the Company’s internal records and based on the most current information available to management, are subject to the closing and finalization of financial and accounting procedures for the period (which have yet to be performed) and should not be viewed as a substitute for our full financial statements prepared in accordance with GAAP. Our normal reporting processes with respect to the preliminary estimated financial data provided below have not been fully completed. As a result, these preliminary estimated results may differ from the actual results that will be reflected in our unaudited condensed consolidated financial statements for the second quarter of 2025 when they are completed. While we believe that these estimates are based on reasonable assumptions, our actual results may vary, and such variations may be material.

Certain statements herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are usually identifiable by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast, “guidance,” “intend,” “likely,” “may,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “should,” “strategy,” “target,” “will,” or similar language. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements about the Company’s strategic initiatives, restructuring and asset optimization, financial objectives, including the refinancing of the Company’s $1.0 billion revolving loan facility with the planned asset-backed revolving loan facility, the additional debt capital raise operational plans and objectives, statements about the Company’s preliminary estimated results for the quarter ended July 12, 2025, statements about the status of, and capacity and utilization under, the Company’s supply chain financing arrangements, statements about the Company’s future credit ratings and outlook, statements regarding expectations for economic conditions, future business and financial performance, including with respect to tariffs, as well as statements regarding underlying assumptions related thereto. Forward-looking statements reflect the Company’s views based on historical results, current information and assumptions related to future developments. Except as may be required by law, the Company undertakes no obligation to update any forward-looking statements made herein. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements. They include, among others, the Company’s ability to complete its debt financing plans on terms favorable to the Company or at all, risks relating to incurrence of indebtedness and increased leverage, the Company’s ability to hire, train and retain qualified employees, the timing and implementation of strategic initiatives, risks associated with the Company’s restructuring and asset optimization plans, risks relating to refinancing the Company’s existing revolving loan facility with the planned asset-backed revolving loan facility, risks related to the Company’s credit ratings or perceived creditworthiness, deterioration of general macroeconomic conditions, geopolitical factors including increased tariffs and trade restrictions, the highly competitive nature of the industry, demand for the Company’s products and services, risks relating to the impairment of assets, including intangible assets such as goodwill, access to financing on favorable terms, complexities in the Company’s inventory and supply chain and challenges with transforming and growing its business. Please refer to “Item 1A. Risk Factors” of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), for a description of these and other risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements.

Investor Relations Contact:	Media Contact:
Lavesh Hemnani	Nicole Ducouer
T: (919) 227-5466	T: (984) 389-7207
E: invrelations@advanceautoparts.com	E: AAPcommunications@advance-auto.com